UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

CHILDTIME LEARNING CENTERS, INC.
(Exact name of registrant as specified in its Charter)

Michigan	0-27656	38-3261854

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21333 Haggerty Road, Suite 300, Novi, Michigan	48375

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 697-9000

N/A (Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release, issued February 17, 2004

Items 1 — 6.	Not applicable.

Item 7.	Financial Statements and Exhibits.

(a) — (b)	Not applicable.

(c)	Exhibits.

99.1	Press Release issued February 17, 2004, announcing the Company’s operating results for the third quarter of fiscal 2004.

Items 8 — 11.	Not applicable.

Item 12.	Results of Operations and Financial Condition.

     On February 17, 2004, the Company issued the press release attached hereto as Exhibit 99.1, announcing its operating results its fiscal quarter ended January 2, 2004. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 12 by reference. The information in this report and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILDTIME LEARNING CENTERS, INC.

Date: February 17, 2004	By:	/s/ Frank M. Jerneycic

Frank M. Jerneycic
Its: Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
EX-99.1	Press Release issued February 17, 2004